UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 29, 2008

GIGABEAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50985	20-0607757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (919) 206-4426

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On January 29, 2008, we finalized a recapitalization of some of our outstanding debt and equity. The recapitalization is effective as of December 31, 2007. On December 31, 2007, we entered into a Securities Exchange and Amendment Agreement (“SEA”) with various accredited investors who participated in our Series B and Series C financing transactions during November 2005 and August 2006, respectively. Pursuant to the SEA, we agreed to issue to these investors an aggregate of 26,511 shares of Series D Convertible Redeemable Preferred Stock (“Series D Preferred Stock”), an aggregate of 27,654,677 common stock purchase warrants (“Warrants”), and an aggregate of 1,320,364 shares of our common stock, par value $0.001 per share, in exchange for such investors’ outstanding shares of Series B and C Preferred Stock and warrants that they received in these prior financing transactions.

Also on December 31, 2007, we entered into a Securities Exchange and Amendment Agreement (“Note Holder SEA”) with certain senior convertible note holders (“Holders”) who were parties to the Security Purchase Agreement, dated January 28, 2005, whereby we agreed to issue to these Holders an aggregate of 237 shares of Series D Preferred Stock in exchange for outstanding senior convertible notes and accumulated interest aggregating $235,244.44.

On May 22, 2007, we issued to an existing accredited investor (the "Investor") a 14% Secured Debenture in the aggregate principal amount of $1,000,000 (the “$1,000,000 Debenture”). This transaction was previously disclosed on an 8-K filed May 24, 2007. On August 10, 2007, we agreed to issue this Investor 1,500 shares of Series D Preferred Stock upon acceptance of the Certificate of Designation by the Delaware Secretary of State and 375,000 common stock purchase warrants. In exchange, the Investor agreed to pay us an additional $500,000 in cash, less the outstanding interest on the $1,000,000 Debenture, and cancel the $1,000,000 Debenture. The agreement to issue the Investor the Series D Preferred Stock and warrants in exchange for the $1,000,000 Debenture and the $500,000 advance did not close and therefore we agreed with the Investor that the $1,000,000 Debenture would remain in force and we would not issue the Investor the Series D Preferred Stock or warrants. In exchange for the $500,000 advance, we agreed to issue the Investor a 14% unsecured promissory note, due August 16, 2008 (the “$500,000 Note”).

On November 30, 2007, the Investor advanced us $400,000. In exchange for the $400,000, we issued the Investor an additional 14% unsecured promissory note, due November 30, 2008 (the “$400,000 Note” and together with the $500,000 Note, the “Notes”). On January 16, 2008, the Investor advanced us $100,000. In exchange for the $100,000, we issued the Investor a 14% Secured Debenture in the same form as the $1,000,000 Debenture, due May 22, 2008 (the “$100,000 Debenture”). On January 30, 2008, the Investor advanced us $200,000. In exchange for the $200,000, we issued a 14% Secured Debenture in the same form as the $1,000,000 Debenture, due May 22, 2008 (the "$200,000 Debenture"). The $100,000 Debenture and the $200,000 Debenture are governed by the terms and conditions of the Securities Purchase Agreement, dated May 22, 2007 (the "Securities Purchase Agreement") and the other agreements and understandings of the parties entered into in connection therewith, including but not limited to, the grant of a security interest to the Investor in all the assets of our Company and our subsidiary. Pursuant to a termination letter dated December 31, 2007 (the “Termination Letter”), the Investor waived any events of default that existed as of December 31, 2007 under the $1,000,000 Debenture, future debentures issued after December 31, 2007 that are governed by the Securities Purchase Agreement and the Notes; provided that this waiver does not apply to any future events of default that occur after December 31, 2007.

The $500,000 Note and the $400,000 Note have similar terms with the exception of the maturity date and face value as described above. Interest under the Notes accrues at the rate of 14% per annum. The full amount of principal and accrued interest under the Notes are payable on the maturity date. Absent any occurrence of an event of default, we may prepay the Notes for 100% of the full principal amount together with all accrued interest, at any time prior to the maturity date.

Pursuant to the SEA, we agreed to issue the Investor an aggregate of 11,607 shares of Series D Preferred Stock and 11,607,000 Warrants in exchange for cancellation of $500,000 of the principal amount of the $1,000,000 Debenture, the Notes, the $100,000 Debenture and all outstanding shares of the Investor’s Series B and C Preferred Stock and warrants that they owned from the November 2005 and August 2006 financing transactions.

The Series D Preferred Stock, par value $0.001 per share, has a stated value of $1,000 per share. Each share of Series D Preferred Stock is convertible at any time, at the option of the holder, into the number of common shares equal to the stated value divided by the conversion price (initially $1.00 per share, subject to adjustment). Each Warrant provides the holder with the right to purchase one share of our common stock, over a five-year period, at an initial exercise price of $1.00 per share (subject to adjustment).

On January 29, 2008, we issued Crescent International, Ltd. an unsecured promissory note with a face value of $63,472.20, due January 29, 2009 (the “Promissory Note”). Interest under the Promissory Note accrues at the rate of 14% per annum. The full amount of principal and accrued interest under the Promissory Note is payable on the maturity date. Absent any occurrence of an event of default, we may prepay the Promissory Note for 100% of the full principal amount together with all accrued interest, at any time prior to the maturity date.

With respect to the issuance of our securities as described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were sold to accredited investors. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

The foregoing description of the Series D Preferred Stock, the SEA, the Note Holder SEA, the Warrant, the $1,000,000 Debenture, the $500,000 Note, the $400,000 Note, the $100,000 Debenture, the Termination Letter, the Promissory Note and the $200,000 Debenture does not purport to be complete and each is qualified in its entirety by reference to the full text of those agreements filed as Exhibits 3.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 respectively, to this report and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
3.1
Certificate of Designation of Rights, Preferences and Privileges of Series D Convertible Redeemable Preferred Stock, dated December 28, 2007 (included as Exhibit 3.1 to the Form 8-K filed January 4, 2008, and incorporated herein by reference).

10.1	Form of Securities Exchange and Amendment Agreement, dated December 31, 2007 between the Company and certain equity holders (filed herewith).
10.2	Form of Securities Exchange and Amendment Agreement, dated December 31, 2007, between the Company and certain senior convertible note holders (filed herewith).
10.3	Form of Common Stock Purchase Warrant, dated December 31, 2007 (filed herewith).
10.4	14% Secured Debenture due May 22, 2008 (included as Exhibit 10.2 to the Form 8-K filed May 24, 2007, and incorporated herein by reference).
10.5	14% Promissory Note due August 16, 2008 (filed herewith).
10.6	14% Promissory Note due November 30, 2008 (filed herewith).
10.7	14% Secured Debenture due May 22, 2008 (filed herewith).
10.8	Termination Letter dated December 31, 2007 (filed herewith).
10.9	14% Promissory Note due January 29, 2009, issued by the Company to Crescent International, Ltd. (filed herewith).
10.10	14% Secured Debenture due May 22, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigaBeam Corporation
(Registrant)

Date January 31, 2008

/s/ S. Jay Lawrence
(Signature)

Name: S. Jay Lawrence
Title: Chief Executive Officer